MERRILL LYNCH
FUND FOR
TOMORROW, INC.







FUND LOGO







Semi-Annual Report

July 31, 1995






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Fund For Tomorrow, Inc.
Box 9011
Princeton, NJ
08543-9011








MERRILL LYNCH FUND FOR TOMORROW, INC.


Concept Sectors

A pie chart depicting Concept Sectors as a Percentage of Net Assets As of July 31, 1995


Computer Technologies                       3.7%
Demographic Trends                          4.4%
Developing Foreign Economies                2.0%
Extended Economic Cycles                    1.7%
Future Retailing                            3.7%
Global Market Expansion                     9.5%
Healthcare Cost Containment                11.1%
Industrial Outsourcing                      2.3%
Industrial Renaissance                      8.0%
Multimedia                                  6.7%
Next Generation Technology                 10.5%
Progressive Education                       0.7%
Strategic Growth Opportunities              4.2%
Telecommunications                         21.4%
Cash*                                      10.1%

[FN]
*Net of other assets less liabilities



Growth Stock Characteristics As of July 31, 1995


Bar graph depicting Growth Stock Characteristics as of July 31, 1995 % of Equity Holdings:


Emerging Growth                            10.9%          17.5%

Established Growth                         18.6%          22.1%

Stable Growth                              16.3%          14.6%






DEAR SHAREHOLDER

In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pickup in economic activity later in the year. This view was supported by the stronger-than-expected employment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

Portfolio Strategy
Continued evidence of a moderate slowdown in economic growth, coupled with low inflation, declining interest rates and rising corporate earnings, enabled the stock market to post strong gains during the second quarter of 1995. While the broadly based Standard & Poor's 500 composite index moved steadily higher throughout the July quarter, the major thrust of rising stock prices occurred in June and July among the smaller-capitalized stocks in the over-the-counter market. Continuing the trend established early in the year, technology issues led the rise of the NASDAQ Industrials to record levels, driven by strong earnings and a favorable outlook for computer systems and equipment. Fully participating in the stock market uptrend, and exceeding its benchmark indexes, Merrill Lynch Fund For Tomorrow, Inc. recorded one of the strongest quarters in its history. Total returns for Class A, Class B, Class C and Class D Shares for the July quarter were +18.06%, +17.71%, +17.79 % and +17.95%, respectively. (Fund performance results do not reflect sales charges; results would be lower if sales charges were included.)

Our investment strategy during the quarter ended July 31, 1995 was primarily oriented toward maintaining the momentum of our stronger-performing investment sectors, while establishing a slightly more defensive position near term. The rationale for this strategy was based on what we believe is a continuing trend of superior growth by small-sized and medium-sized technology companies, together with a recognition of the increased risk associated with the stock market's record levels. Therefore, our investment activity with regard to new stocks and additions to existing positions focused on two goals. Our first goal was to continue building the Fund's participation in high-growth technology where, despite inherent stock price volatility, capital appreciation opportunities were most prevalent. Accordingly, six of the thirteen new stocks added and approximately half of our additions to existing holdings were concentrated in the technology sector. Our second goal centered on supplementing the portfolio's more defensive sectors, especially among the areas of the stock market which had more moderate price performance thus far in 1995. Toward this end, new stock purchases and additions focused on the healthcare, food and beverage, leisure and entertainment, and life insurance industries.

Other defensive steps taken included reducing or eliminating certain holdings which either exceeded our target prices or, in some cases, appeared to have greater vulnerability in the event of a stock market correction. Finally, our cash reserve position increased from 8.4% to 10.1% of net assets during the July quarter.

As we mentioned in previous shareholder reports, one of the elements of managing Merrill Lynch Fund For Tomorrow, Inc. is a continuous process of adjusting the level of invested assets in each investment concept and within our stock characteristics continuum. The significant adjustments occurring in the quarter ended July 31, 1995, involved a lower allocation to extended economic cycles, where holdings were reduced upon meeting our price targets. Similar reductions occurred in the multimedia, industrial outsourcing and progressive education concepts. We also eliminated the environmental solutions concept by transferring its only two holdings, Molten Metal Technology, Inc. and Kenetech Corp., to our new next generation technology concept which better represents their business profiles. Increased allocations of significance occurred in global market expansion and healthcare cost containment. Regarding adjustments in our growth stock continuum, we reduced our holdings within the emerging growth category which, in part, reflected both profit-taking as well as a slight shift toward a more defensive investment posture as mentioned earlier.

From our analysis, several factors contributed to the favorable investment performance of Merrill Lynch Fund For Tomorrow, Inc. during the quarter ended July 31, 1995. On a quantitative basis, it was apparent that many of the Fund's larger holdings experienced impressive price performance resulting from excellent earnings and a strong growth outlook. Two of the Fund's most notable holdings were Nokia Corp. AB, which is its largest position, up 60%, and Motorola, Inc., up 35%. These companies are two of the fastest-growing manufacturers of cellular telephone products, which is a dynamic growth industry worldwide. Other important contributors included Philips Electronics N.V., Merck & Co., Inc., Schering-Plough Corp., The News Corp. Ltd., ALC Communications Corp. and Metrocall, Inc., all showing greater than 20% increases. In addition, despite their relatively limited weighting individually, the Fund's smaller-capitalization holdings collectively also made a significant contribution. With regard to the Fund's investment concepts, major capital appreciation came from some of the largest concentrations of assets. These areas include telecommunications, healthcare, next generation technology, and global market expansion.

However significant as these quantitative factors were, we believe the overriding stimulus to the Fund's performance during the July quarter, and thus far this year, was the "investment concept" strategy we initiated nearly two years ago. This long-term investment methodology emphasizes "early phase" recognition of a company's growth potential and a generally longer waiting period for potential appreciation as broader investor recognition develops. Having structured the Fund within these parameters over the interim period, we believe a substantial part of the Fund's portfolio has entered into this broader recognition phase and that this will continue to be a dynamic process in the future. Accordingly, we believe as earlier investments begin to achieve increased recognition for their growth prospects, new investments will provide the framework for potential growth and stock appreciation over the longer-term.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Fund for Tomorrow, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent P. Dileo)
Vincent P. Dileo
Vice President and Portfolio Manager





August 30, 1995





PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for the Fund's Class A and Class B Shares are presented in the "Performance Summary" and "Average Annual Total Return" tables on pages 4 and 5. Data for Class C and Class D Shares are presented in the "Aggregate Total Return" table below. Data for all the Fund's shares are presented in the "Recent Performance Results" table on page 6.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                        +24.79%        +18.24%
Five Years Ended 6/30/95                  +10.48         + 9.29
Inception (10/26/88)
through 6/30/95                           +11.25         +10.36

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/95                        +23.53%        +19.53%
Five Years Ended 6/30/95                  + 9.35         + 9.35
Ten Years Ended 6/30/95                   +10.61         +10.61

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Aggregate Total Return


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                           +14.58%        +13.58%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 6/30/95                           +15.74%         +9.67%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Performance Summary--Class A Shares
                                     Net Asset Value      Capital Gains    Dividends
Period Covered                   Beginning      Ending     Distributed       Paid*       % Change**
10/26/88--12/31/88                 $16.05      $14.08        $1.471         $0.134        - 2.21%
1989                                14.08       16.85         1.035          0.409        +30.13
1990                                16.85       14.92         0.371          0.401        - 6.98
1991                                14.92       16.71         2.199          0.553        +32.23
1992                                16.71       16.37         0.679          0.612        + 6.12
1993                                16.37       15.85         1.920          0.308        +11.42
1994                                15.85       13.66         0.705          0.258        - 7.47
1/1/95--7/31/95                     13.66       16.82         0.566           --          +27.48
                                                             ------         ------
                                                       Total $8.946   Total $2.675

                                                  Cumulative total return as of 7/31/95: +118.30%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains    Dividends
Period Covered                   Beginning      Ending    Distributed        Paid*       % Change**
3/5/84--12/31/84                   $10.00      $10.98          --           $0.130        +11.12%
1985                                10.98       13.37       $ 0.250          0.130        +25.75
1986                                13.37       15.18         0.080          0.100        +14.90
1987                                15.18       12.98         1.441          0.163        - 5.09
1988                                12.98       14.07         1.555          0.201        +22.09
1989                                14.07       16.85         1.035          0.227        +28.88
1990                                16.85       14.92         0.371          0.235        - 7.96
1991                                14.92       16.70         2.199          0.374        +30.79
1992                                16.70       16.37         0.679          0.438        + 5.07
1993                                16.37       15.77         1.920          0.217        +10.27
1994                                15.77       13.45         0.705          0.243        - 8.45
1/1/95--7/31/95                     13.45       16.45         0.566           --          +26.72
                                                            -------         ------
                                                      Total $10.801   Total $2.458

                                                  Cumulative total return as of 7/31/95: +287.93%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PERFORMANCE DATA (concluded)


Recent Performance Results
                                                                                         12 Month        3 Month
                                                          7/31/95   4/30/95   7/31/94++  % Change++      % Change
ML Fund For Tomorrow, Inc. Class A Shares*                 $16.82    $14.75    $13.72     +28.44%(1)     +18.06%(2)
ML Fund For Tomorrow, Inc. Class B Shares*                  16.45     14.48     13.58     +27.02(1)      +17.71(2)
ML Fund For Tomorrow, Inc. Class C Shares*                  16.38     14.41     14.08     +22.01(1)      +17.79(2)
ML Fund For Tomorrow, Inc. Class D Shares*                  16.78     14.73     14.26     +23.29(1)      +17.95(2)
Standard & Poor's 500 Index**                              562.06    514.71    458.26     +22.65         + 9.20
NASDAQ Industrial Index**                                  953.23    811.46    728.78     +30.80         +17.47
ML Fund For Tomorrow, Inc. Class A Shares--Total Return*                                  +29.00(3)      +18.06(2)
ML Fund For Tomorrow, Inc. Class B Shares--Total Return*                                  +27.59(3)      +17.71(2)
ML Fund For Tomorrow, Inc. Class C Shares--Total Return*                                  +22.55(3)      +17.79(2)
ML Fund For Tomorrow, Inc. Class D Shares--Total Return*                                  +23.83(3)      +17.95(2)
Standard & Poor's 500 Index--Total Return**                                               +26.06         + 9.94


  *Investment results do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based Index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates. ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.724 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.566 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.059 per share ordinary income dividends and $0.724 per share capital gains distributions.

PORTFOLIO INFORMATION


For the Quarter Ended July 31, 1995

                                                        Percent of
Ten Largest Equity Holdings                             Net Assets

Nokia Corp. AB (ADR)                                       6.7%
The News Corp. Ltd. (ADR)*                                 4.3
Schering-Plough Corp.                                      3.7
Thermo Electron Corp.                                      3.3
International Business Machines Corp.                      3.2
Merck & Co., Inc.                                          3.0
Chrysler Corp.                                             2.6
Motorola, Inc.                                             2.2
ALC Communications Corp.                                   2.2
Philips Electronics N.V. (ADR)                             2.1

[FN]
*Includes Common and Convertible Preferred Stock.


 Additions

 American Home Products Corp.
 Andrew Corp.
 Anheuser-Busch Companies, Inc.
*BAAN Co.
 Carlton Communications PLC (ADR)
 ConAgra, Inc.
 Keravision, Inc.
 Living Centers of America, Inc.
 Maxis, Inc.
 Ontrak Systems, Inc.
 Promus Hotel Corporation**
 Samsung Electronics Company
 Torchmark Corp.
 UUNET Technologies, Inc.


 Deletions

 American Power Conversion Corp.
*BAAN Co.
 Carnival Corp. (Class A)
 Caterpillar, Inc.
 Cott Corp.
 Creative Technology, Ltd. (Ordinary)
 Deere & Co.
 Nutramax Products, Inc.
 Scholastic Corporation
 Variflex, Inc.
 Whirlpool Corp.
 Wonderware Corp.

[FN]
 *Added and deleted in the same quarter.
**Spinoff from The Promus Companies, Inc.

SCHEDULE OF INVESTMENTS
                                Shares                                                                     Value    Percent of
Concept Tomorrow                 Held                Stocks                                Cost          (Note 1a)  Net Assets
Computer Technologies

Personal Computers               100,000    Apple Computer, Inc.                       $  4,868,130     $  4,475,000    1.3%
Personal Computers               100,000    COMPAQ Computer Corp.                         3,428,748        5,075,000    1.5
Information Systems               50,000    Sun Microsystems, Inc.                        1,096,250        2,400,000    0.7
Components                     1,400,000    Videologic Group PLC                            971,040          660,883    0.2
                                                                                       ------------     ------------  ------
                                                                                         10,364,168       12,610,883    3.7

Demographic Trends

Health & Fitness                 287,550    CML Group, Inc.                               5,266,429        2,408,231    0.7
Leisure & Entertainment           50,000    Circus Circus Enterprises, Inc.               1,612,688        1,487,500    0.4
Specialty Services                16,000    Corrections Corp. of America                    456,960          658,000    0.2
Leisure & Entertainment           50,000  ++Harrah's Entertainment, Inc. (b)              1,235,976        1,343,750    0.4
Healthcare                        50,000  ++Living Centers of America, Inc.               1,676,340        1,612,500    0.5
Leisure & Entertainment           25,000  ++Promus Hotel Corporation                        488,899          615,625    0.2
Electronics                      100,000    Sensormatic Electronics Corp.                 2,706,000        2,750,000    0.8
Insurance                         50,000    Torchmark Corp.                               1,945,875        1,925,000    0.6
Leisure & Entertainment          100,000    WMS Industries, Inc.                          2,696,774        2,225,000    0.6
                                                                                       ------------     ------------  ------
                                                                                         18,085,941       15,025,606    4.4

Developing Foreign Economies

Telecommunications             3,000,000    Champion Technology Holdings Ltd.               997,434          283,037    0.1
Building Materials               250,000    Royal Plastic Group Limited                   2,049,180        3,168,308    0.9
Electronics                       25,000  ++Samsung Electronics Company (GDR)**           3,280,000        3,512,500    1.0
                                                                                       ------------     ------------  ------
                                                                                          6,326,614        6,963,845    2.0

Extended Economic Cycles

Chemicals                         50,000    Eastman Chemical Co.                          2,679,687        3,200,000    0.9
Chemicals                         50,000    Rohm & Haas Co.                               3,329,500        2,912,500    0.8
                                                                                       ------------     ------------  ------
                                                                                          6,009,187        6,112,500    1.7

Future Retailing

Specialty Retail                  65,000    Authentic Fitness Corp.                       1,011,563        1,275,625    0.4
Specialty Retail                  19,500    Cannondale Corp.                                253,500          338,813    0.1
Specialty Retail                  59,000    Daisytek International Corp.                  1,127,250        1,401,250    0.4
Specialty Retail                 192,600  ++OfficeMax, Inc.                               2,872,100        4,333,500    1.3
Specialty Retail                 200,000    Wal-Mart Stores, Inc.                         5,258,570        5,325,000    1.5
                                                                                       ------------     ------------  ------
                                                                                         10,522,983       12,674,188    3.7

Global Market Expansion

Power Systems                     50,000    ASEA AB                                       3,667,955        4,446,809    1.3
Semiconductors                    83,500    ASM Lithography N.V. (ADR)*                   2,302,250        4,634,250    1.3
Food & Beverage                   50,000    Anheuser-Busch Companies, Inc.                2,813,050        2,781,250    0.8
Household Products                74,600    Colgate-Palmolive Co.                         1,548,920        5,222,000    1.5
Food & Beverage                   50,000    ConAgra, Inc.                                 1,873,115        1,887,500    0.5
Household Products                50,000    Kimberly-Clark Corp.                          2,419,312        3,168,750    0.9
Food & Beverage                   80,000    PepsiCo, Inc.                                 2,644,800        3,750,000    1.1
Electronics                      150,000    Philips Electronics N.V. (ADR)*               5,812,300        7,387,500    2.1
                                                                                       ------------     ------------  ------
                                                                                         23,081,702       33,278,059    9.5




SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                     Value    Percent of
Concept Tomorrow                 Held                Stocks                                Cost          (Note 1a)  Net Assets
Healthcare Cost Containment

Health Services                  200,000  ++Apria Healthcare Group, Inc. (a)           $  5,071,250     $  6,400,000    1.9%
Biotechnology                     40,136    Chiron Corp.                                  2,272,701        3,150,676    0.9
Pharmaceuticals                  200,900    Merck & Co., Inc.                             8,195,265       10,371,462    3.0
Generic Drugs                    100,000    Mylan Laboratories, Inc.                      2,757,780        3,012,500    0.9
Pharmaceuticals                  274,400    Schering-Plough Corp.                         3,180,566       12,759,600    3.7
Medical Devices                  100,000    United States Surgical Corp.                  6,799,013        2,400,000    0.7
                                                                                       ------------     ------------  ------
                                                                                         28,276,575       38,094,238   11.1

Industrial Outsourcing

Automotive Components             99,400    Magna International, Inc.                     2,137,100        4,572,400    1.3
Specialty Services               100,000    Olsten Corp.                                  3,190,200        3,500,000    1.0
                                                                                       ------------     ------------  ------
                                                                                          5,327,300        8,072,400    2.3

Industrial Renaissance

Automotive                       185,600    Chrysler Corp.                                6,620,108        9,048,000    2.6
Automotive                       100,000    Ford Motor Co.                                2,295,190        2,887,500    0.8
Automotive                       100,000    General Motors Corp.                          4,190,900        4,875,000    1.4
Information Systems              100,000    International Business Machines Corp.         5,658,500       10,887,500    3.2
                                                                                       ------------     ------------  ------
                                                                                         18,764,698       27,698,000    8.0

Multimedia

Wireless Cable Television         55,000    American Telecasting, Inc.                      990,000          673,750    0.2
Wireless Cable Television        102,000    CAI Wireless Systems, Inc.                    1,172,000        1,275,000    0.4
Broadcasting                      25,000    Carlton Communications PLC (ADR)*               812,500          834,375    0.2
Cable/Telephone                   75,000    Comcast UK Cable Partners, Ltd.               1,125,000        1,087,500    0.3
Leisure & Entertainment           12,300  ++Maxis, Inc.                                     196,800          415,125    0.1
Broadcasting & Publishing        430,000    The News Corp. Ltd. (ADR)*                    6,607,562       10,158,750    2.9
Broadcasting & Publishing        225,000    The News Corp. Ltd. (Conv. Pfd.) (ADR)*       2,122,560        4,725,000    1.4
Wireless Cable Television         50,000    Preferred Entertainment, Inc.                   938,500          800,000    0.2
Leisure & Entertainment           54,400    The Walt Disney Co.                           1,424,668        3,189,200    0.9
Computer Software                  4,500  ++UUNET Technologies, Inc.                         63,000          190,125    0.1
                                                                                       ------------     ------------  ------
                                                                                         15,452,590       23,348,825    6.7

Next Generation Technology

Leisure & Entertainment          100,000    3DO Co.                                       1,296,204        1,412,500    0.4
Semiconductors                   100,000    Gasonics International Corp.                  1,976,289        3,400,000    1.0
Telecommunications                50,000    Geotek Communications, Inc.                     450,000          437,500    0.1
Building Materials                50,000    ICC Technologies, Inc.                          655,250          837,500    0.2
Energy                           128,000    Kenetech Corp.                                1,694,357        1,472,000    0.4
Medical Devices                   75,000  ++Keravision, Inc.                              1,012,500          937,500    0.3
Pollution Technology             280,000    Molten Metal Technology, Inc.                 4,772,770        6,790,000    2.0
Semiconductors                     3,000  ++Ontrak Systems, Inc.                             51,000           87,750    0.1
Pollution Technology             270,000  ++Thermo Electron Corp.                         6,840,000       11,542,500    3.3
Medical Equipment                166,000    Thermotrex Corp.                              2,599,763        5,851,500    1.7
Electronics                      150,000    Whittaker Corp.                               2,966,998        3,450,000    1.0
                                                                                       ------------     ------------  ------
                                                                                         24,315,131       36,218,750   10.5

SCHEDULE OF INVESTMENTS (concluded)

                                Shares                                                                     Value    Percent of
Concept Tomorrow                 Held                Stocks                                Cost          (Note 1a)  Net Assets
Progressive Education

Education Services                75,000    Education Alternatives, Inc.               $  1,919,959     $  1,106,250    0.3%
Education Products               100,000    Westcott Communications, Inc.                 1,353,037        1,300,000    0.4
                                                                                       ------------     ------------  ------
                                                                                          3,272,996        2,406,250    0.7

Strategic Growth Opportunities

Pharmaceuticals                   50,000    American Home Products Corp.                  3,875,049        3,950,000    1.1
Apparel                          225,000    Chic by H.I.S., Inc.                          2,846,059        2,559,375    0.7
Leisure & Entertainment          100,000    Mattel, Inc.                                  2,232,740        2,825,000    0.8
Specialty Retail                 100,000    Tiffany & Co.                                 3,039,463        3,837,500    1.1
Restaurant                       100,000    Wendy's International, Inc.                   1,642,712        1,862,500    0.5
                                                                                       ------------     ------------  ------
                                                                                         13,636,023       15,034,375    4.2

Telecommunications

Telecommunications               140,700    ALC Communications Corp.                      2,157,975        7,439,512    2.2
Components                       150,000    ANTEC Corp.                                   3,557,150        2,775,000    0.8
Cellular Communications          100,000    AirTouch Communications, Inc.                 2,300,000        3,150,000    0.9
Components                        50,000  ++Andrew Corp.                                  2,546,125        2,968,750    0.9
Components                        50,000    Boston Technology, Inc.                         702,000          962,500    0.3
Components                       235,000    Inter-Tel, Inc.                               2,456,987        4,141,875    1.2
Telecommunications               150,000    MCI Communications Corp.                      3,895,310        3,581,250    1.0
Telecommunications               100,000    MFS Communications Co., Inc.                  2,536,850        3,700,000    1.1
Paging Services                  325,000    Metrocall, Inc.                               5,264,679        6,987,500    2.0
Components                       100,000    Motorola, Inc.                                5,778,000        7,662,500    2.2
Components                       350,000    Nokia Corp. AB (ADR)*                        12,125,312       23,012,500    6.7
Cellular Communications          200,000    Palmer Wireless, Inc.                         2,984,487        4,050,000    1.2
Paging Services                  154,945    USA Mobile Communications Holdings, Inc.      1,386,950        3,176,372    0.9
                                                                                       ------------     ------------  ------
                                                                                         47,691,825       73,607,759   21.4


                                            Total Stocks                                231,127,733      311,145,678   89.9


                                 Face                                                                      Value   Percent of
                                Amount              Short-Term Securities                  Cost          (Note la) Net Assets

Commercial                  $  7,000,000    Ciesco L.P., 5.70% due 8/25/1995              6,973,400        6,973,400    2.0
Paper***                       9,000,000    Daimler-Benz AG, 5.70% due 8/11/1995          8,985,750        8,985,750    2.6
                               3,826,000    General Electric Capital Corp., 5.80%
                                            due 8/01/1995                                 3,826,000        3,826,000    1.1
                               4,000,000    KFW International Finance, 5.73% due
                                            8/25/1995                                     3,984,720        3,984,720    1.1
                              10,973,000    Matterhorn Capital Corp., 5.72% due
                                            8/15/1995                                    10,948,591       10,948,591    3.2


US Government &               10,000,000    Federal Farm Credit Bank, 5.61% due
Agency Obligations***                       8/09/1995                                     9,987,534        9,987,534    2.9


                                            Total Short-Term Securities                  44,705,995       44,705,995   12.9


Total Investments                                                                      $275,833,728      355,851,673  102.8
                                                                                       ============
Liabilities in Excess of Other Assets                                                                     (9,837,322)  (2.8)
                                                                                                        ------------  ------
Net Assets                                                                                              $346,014,351  100.0%
                                                                                                        ============  ======




(a)Formerly known as Homedco Group, Inc.
(b)Formerly known as The Promus Companies, Inc.
 ++Non-income producing security.
  *American Depositary Receipts (ADR).
 **Global Depositary Receipts (GDR).
***Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.


See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$275,833,728) (Note 1a)                         $355,851,673
                    Receivables:
                      Securities sold                                                      $  8,474,875
                      Capital shares sold                                                       265,167
                      Dividends                                                                 155,317        8,895,359
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          31,345
                                                                                                            ------------
                    Total assets                                                                             364,778,377
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                    5,734,630
                      Capital shares redeemed                                                   962,498
                      Investment adviser (Note 2)                                               180,655
                      Distributor (Note 2)                                                      126,722        7,004,505
                                                                                           ------------
                    Accrued expenses and other liabilities                                                    11,759,521
                                                                                                            ------------
                    Total liabilities                                                                         18,764,026
                                                                                                            ------------


Net Assets:         Net assets                                                                              $346,014,351
                                                                                                            ============


Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $    110,756
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            613,378
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             12,447
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          1,337,463
                    Paid-in capital in excess of par                                                         254,682,568
                    Accumulated investment loss--net                                                            (476,751)
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                 9,709,424
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                80,025,066
                                                                                                            ------------
                    Net assets                                                                              $346,014,351
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $18,624,738 and 1,107,563
                    shares outstanding                                                                      $      16.82
                                                                                                            ============
                    Class B--Based on net assets of $100,902,025 and 6,133,785
                    shares outstanding                                                                      $      16.45
                                                                                                            ============
                    Class C--Based on net assets of $2,038,505 and 124,466 shares
                    outstanding                                                                             $      16.38
                                                                                                            ============
                    Class D--Based on net assets of $224,449,083 and 13,374,625
                    shares outstanding                                                                      $      16.78
                                                                                                            ============

                    See Notes to Financial Statements.




FINANCIAL INFORMATION (continued)


Statement of Operations for the Six Months Ended July 31, 1995
Investment          Dividends (net of $62,501 foreign withholding tax)                                      $  1,489,337
Income              Interest and discount earned                                                                 844,626
(Notes 1d & 1e):    Other income                                                                                  39,447
                                                                                                            ------------
                    Total income                                                                               2,373,410
                                                                                                            ------------


Expenses:           Investment advisory fees (Note 2)                                      $    948,146
                    Account maintenance and distribution fees--Class B (Note 2)                 486,044
                    Transfer agent fees--Class D (Note 2)                                       253,678
                    Account maintenance fees--Class D (Note 2)                                  230,901
                    Transfer agent fees--Class B (Note 2)                                       162,181
                    Printing and shareholder reports                                            104,779
                    Professional fees                                                            40,680
                    Accounting services (Note 2)                                                 30,221
                    Registration fees (Note 1f)                                                  25,216
                    Custodian fees                                                               24,061
                    Transfer agent fees--Class A (Note 2)                                        12,905
                    Directors' fees and expenses                                                  9,689
                    Account maintenance and distribution fees--Class C (Note 2)                   1,639
                    Transfer agent fees--Class C (Note 2)                                           480
                    Other                                                                         7,186
                                                                                           ------------
                    Total expenses                                                                             2,337,806
                                                                                                            ------------
                    Investment income--net                                                                        35,604
                                                                                                            ------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                        9,229,991
(Loss) on             Foreign currency transactions--net                                          2,092        9,232,083
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       64,790,100
(Notes 1b, 1c,        Foreign currency transactions--net                                          7,244       64,797,344
1e & 3):                                                                                   ------------     ------------

                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             74,029,427
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 74,065,031
                                                                                                            ============


                    See Notes to Financial Statements.




FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six      For the Year
                                                                                          Months Ended         Ended
                                                                                            July 31,         January 31,
Increase (Decrease) in Net Assets:                                                            1995              1995
Operations:         Investment income (loss)--net                                          $     35,604     $ (1,130,434)
                    Realized gain on investments and foreign currency
                    transactions--net                                                         9,232,083       16,333,259
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       64,797,344      (62,912,398)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               74,065,031      (47,709,573)
                                                                                           ------------     ------------


Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                  (309,958)        (629,067)
(Note 1g):            Class B                                                                (2,962,032)     (18,732,811)
                      Class C                                                                    (7,681)            (311)
                      Class D                                                                (7,283,164)      (2,376,409)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                         (10,562,835)     (21,738,598)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                             (2,366,179)     (53,039,480)
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                  61,136,017     (122,487,651)
                    Beginning of period                                                     284,878,334      407,365,985
                                                                                           ------------     ------------
                    End of period                                                          $346,014,351     $284,878,334
                                                                                           ============     ============


                    See Notes to Financial Statements.




FINANCIAL INFORMATION (continued)


Financial Highlights
                                                                                            Class A
                                                                    For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.               Ended
                                                                    July 31,        For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                              1995++     1995++     1994        1993       1992
Per Share           Net asset value, beginning of period           $  13.55   $  16.39   $  16.29   $  16.84    $  15.49
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .03        .09        .15        .25         .36
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  3.81      (1.97)      2.18        .49        3.74
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   3.84      (1.88)      2.33        .74        4.10
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                             --         --         --       (.23)       (.35)
                      Realized gain on investments--net                (.57)      (.96)     (2.23)     (1.06)      (2.40)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.57)      (.96)     (2.23)     (1.29)      (2.75)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $  16.82   $  13.55   $  16.39   $  16.29    $  16.84
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share               28.52%+++ (11.23%)    15.78%      4.79%      28.35%
Return:**                                                          ========   ========   ========   ========    ========



Ratios to           Expenses                                          1.09%*      .98%       .88%       .90%        .95%
Average                                                            ========   ========   ========   ========    ========
Net Assets:         Investment income--net                             .49%*      .59%       .95%      1.35%       1.81%
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of period (in thousands)       $ 18,625  $   8,665   $ 10,942   $ 11,394    $  8,846
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               29.21%     45.86%     48.63%     40.58%      48.28%
                                                                   ========   ========   ========   ========    ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                         Class B
                                                                    For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.               Ended
                                                                    July 31,         For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                              1995++     1995++     1994++      1993       1992
Per Share           Net asset value, beginning of period           $  13.33   $  16.30   $  16.28   $  16.82    $  15.48
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income (loss)--net                      (.03)      (.06)      (.01)       .06         .14
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  3.72      (1.96)      2.17        .52        3.77
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   3.69      (2.02)      2.16        .58        3.91
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                             --         --         --       (.06)       (.17)
                      Realized gain on investments--net                (.57)      (.95)     (2.14)     (1.06)      (2.40)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.57)      (.95)     (2.14)     (1.12)      (2.57)
                                                                   --------   --------   --------   --------    --------
                    Net asset  value, end of period                $  16.45   $  13.33   $  16.30   $  16.28    $  16.82
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share               27.86%+++ (12.22%)    14.60%      3.75%      26.96%
Return:**                                                          ========   ========   ========   ========    ========



Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                             1.15%*      .99%       .91%       .92%        .98%
                                                                   ========   ========   ========   ========    ========
                    Expenses                                          2.15%*     1.99%      1.91%      1.92%       1.98%
                                                                   ========   ========   ========   ========    ========
                    Investment income (loss)--net                     (.48%)*    (.38%)     (.07%)      .36%        .83%
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of period (in thousands)       $100,902   $119,186   $396,424   $447,186    $476,106
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               29.21%     45.86%     48.63%     40.58%      48.28%
                                                                   ========   ========   ========   ========    ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                               Class C                   Class D
                                                                                      For the                   For the
                                                                        For the        Period       For the      Period
The following per share data and ratios have been derived              Six Months     Oct. 21,     Six Months   Oct. 21,
from information provided in the financial statements.                   Ended       1994++ to       Ended     1994++ to
                                                                        July 31,      Jan. 31,      July 31,    Jan. 31,
Increase (Decrease) in Net Asset Value:                                 1995++++      1995++++      1995++++    1995++++
Per Share           Net asset value, beginning of period               $  13.28      $  14.08       $  13.54    $  14.26
Operating                                                              --------      --------       --------    --------
Performance:        Investment income (loss)--net                          (.06)         (.04)           .02        (.01)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      3.73          (.54)          3.79        (.49)
                                                                       --------      --------       --------    --------
                    Total from investment operations                       3.67          (.58)          3.81        (.50)
                                                                       --------      --------       --------    --------
                    Less distributions from realized gain on
                    investments--net                                       (.57)         (.22)          (.57)       (.22)
                                                                       --------      --------       --------    --------
                    Net asset value, end of period                     $  16.38      $  13.28       $  16.78    $  13.54
                                                                       ========      ========       ========    ========


Total Investment    Based on net asset value per share                   27.82%+++     (4.12%)+++     28.32%+++   (3.50%)+++
Return:**                                                              ========      ========       ========    ========


Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                                 1.10%*        1.26%*         1.09%*      1.18%*
                                                                       ========      ========       ========    ========
                    Expenses                                              2.10%*        2.26%*         1.34%*      1.43%*
                                                                       ========      ========       ========    ========
                    Investment income (loss)--net                         (.87%)*       (.87%)*         .27%*      (.23%)*
                                                                       ========      ========       ========    ========


Supplemental        Net assets, end of period (in thousands)           $  2,038      $     80       $224,449    $156,947
Data:                                                                  ========      ========       ========    ========
                    Portfolio turnover                                   29.21%        45.86%         29.21%      45.86%
                                                                       ========      ========       ========    ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Fund For Tomorrow, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund can write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is sold through an exercise of an option, the related premium received is deducted from the basis of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received (or gain or loss to the extent of the cost of the closing transaction is less than or exceeds the premium received).

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a general partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.65% of the average daily net assets not exceeding $750 million; 0.60% of the average daily net assets exceeding $750 million but not exceeding $1 billion, and 0.55% of the average daily net assets exceeding $1 billion. The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Investment Adviser which would result in Fund expenses exceeding, on a cumulative annualized basis, the most restrictive applicable expense limitation in effect at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                       Account
                                     Maintenance   Distribution
                                         Fee            Fee

Class B                                  0.25%          0.75%
Class C                                  0.25%          0.75%
Class D                                  0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund.

The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD        MLPF&S

Class A                                $   424     $   1,206
Class D                                $ 7,556     $  16,711


MLPF&S received contingent deferred sales charges of $41,777 relating to capital share transactions for the sale of Class B Shares, $158 relating to capital share transactions for the sale of Class C Shares, and $9,000 in commissions on the execution of portfolio security transactions for the Fund for the six months ended July 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 1995 were $78,162,843 and $95,372,228, respectively.


NOTES TO FINANCIAL STATEMENTS (concluded)


Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:


                                   Realized      Unrealized
                                 Gains (Losses)    Gains

Long-term investments            $  9,230,004   $ 80,017,945
Short-term investments                    (13)            --
Foreign currency
transactions                            2,092          7,121
                                 ------------  -------------
Total                            $  9,232,083  $  80,025,066
                                 ============  =============


As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $80,017,945, of which $92,875,062 related to appreciated securities and $12,857,117 related to depreciated securities. The aggregate cost of investments at July 31, 1995 for Federal income tax purposes was $275,833,728.


4. Capital Stock Transactions:
Net decrease in net assets derived from capital share transactions was $2,366,179 and $53,039,480 for the six months ended July 31, 1995 and the year ended January 31, 1995, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six                          Dollar
Months Ended July 31, 1995            Shares        Amount

Shares sold                            73,179  $  10,180,005
Shares issued to shareholders
in reinvestment of
distributions                         575,732        279,194
                                  -----------  -------------
Total issued                          648,911     10,459,199
Shares redeemed                      (181,008)    (2,674,444)
                                  -----------  -------------
Net increase                          467,903  $   7,784,755
                                  ===========  =============

Class A Shares for the Year                         Dollar
Ended January 31, 1995                Shares        Amount

Shares sold                           140,801  $   2,045,990
Shares issued to shareholders
in reinvestment of
distributions                          42,701        565,182
                                  -----------  -------------
Total issued                          183,502      2,611,172
Shares redeemed                      (211,252)    (3,023,836)
                                  -----------  -------------
Net decrease                          (27,750) $    (412,664)
                                  ===========  =============



Class B Shares for the Six                          Dollar
Months Ended July 31, 1995            Shares        Amount

Shares sold                         1,324,333  $  20,824,948
Shares issued to shareholders
in reinvestment of
distributions                         158,829      2,492,023
                                  -----------  -------------
Total issued                        1,483,162     23,316,971
Automatic conversion of
shares                             (2,985,857)   (42,956,547)
Shares redeemed                    (1,303,036)   (18,801,560)
                                  -----------  -------------
Net decrease                       (2,805,731) $ (38,441,136)
                                  ===========  =============



Class B Shares for the Year                         Dollar
Ended January 31, 1995                Shares        Amount

Shares sold                         1,037,837  $  15,121,525
Shares issued to shareholders
in reinvestment of
distributions                       1,252,531     16,408,961
                                  -----------  -------------
Total issued                        2,290,368     31,530,486
Automatic conversion of
shares                             (5,496,974)   (78,448,291)
Shares redeemed                   (12,176,864)  (169,494,498)
                                  -----------  -------------
Net decrease                      (15,383,470) $(216,412,303)
                                  ===========  =============

Class C Shares for the Six                          Dollar
Months Ended July 31, 1995            Shares        Amount

Shares sold                           152,496   $  2,410,487
Shares issued to shareholders
in reinvestment of
distributions                             441          6,885
                                  -----------  -------------
Total issued                          152,937      2,417,372
Shares redeemed                       (34,484)      (552,210)
                                  -----------  -------------
Net increase                          118,453  $   1,865,162
                                  ===========  =============



Class C Shares for the Period
October 21, 1994++                                  Dollar
to January 31, 1995                   Shares        Amount

Shares sold                             6,002  $      80,820
Shares issued to shareholders
in reinvestment of
distributions                              12            157
                                  -----------  -------------
Total issued                            6,014         80,977
Shares redeemed                            (1)           (14)
                                  -----------  -------------
Net increase                            6,013  $      80,963
                                  ===========  =============

[FN]
++ Commencement of Operations.



Class D Shares for the Six                          Dollar
Months Ended July 31, 1995            Shares        Amount

Shares sold                           124,485  $   1,948,207
Automatic conversion of
shares                              2,935,999     42,956,547
Shares issued to shareholders
in reinvestment of
distributions                         399,482      6,391,707
                                  -----------  -------------
Total issued                        3,459,966     51,296,461
Shares redeemed                    (1,679,269)   (24,871,421)
                                  -----------  -------------
Net increase                        1,780,697  $  26,425,040
                                  ===========  =============

Class D Shares for the Period
October 21, 1994++                                  Dollar
to January 31, 1995                   Shares        Amount

Shares sold                            70,886  $     970,143
Automatic conversion of
shares                             12,012,646    169,494,498
Shares issued to shareholders
in reinvestment of
distributions                         157,005      2,075,598
                                  -----------  -------------
Total issued                       12,240,537    172,540,239
Shares redeemed                      (646,609)    (8,835,715)
                                  -----------  -------------
Net increase                       11,593,928  $ 163,704,524
                                  ===========  =============

[FN]
++Commencement of Operations.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Vincent P. Dileo, Vice President and
   Portfolio Manager
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863